                            JOINT FILING INFORMATION

Reporting Person:        LOUIS M. BACON

Address:                 1251 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10020

Designated Filer:        LOUIS M. BACON

Issuer and Symbol:       TEMPUS APPLIED SOLUTIONS HOLDINGS, INC. ("TMPS")

Date of Event
Requiring Statement:     10/28/2015

                         /s/ James E. Kaye, Attorney-in-Fact
Signature:               -------------------------------------------------------
                         James E. Kaye, Attorney-in-Fact

Reporting Person:        KENDALL FAMILY INVESTMENTS,LLC

Address:                 1251 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10020

Designated Filer:        LOUIS M. BACON

Issuer and Symbol:       TEMPUS APPLIED SOLUTIONS HOLDINGS, INC. ("TMPS")

Date of Event
Requiring Statement:     10/28/2015

                         /s/ James E. Kaye, Vice President
Signature:               -------------------------------------------------------
                         James E. Kaye, Vice President